UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2010
CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Musick, Irvine CA	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 420-1800

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 17, 2010, Cardiogenesis Corporation (the “Company”) and Paul McCormick, the Executive Chairman of the Board of Directors and principal executive officer of the Company, entered into an Amendment to Employment Agreement (the “Amendment”). The Amendment amended Mr. McCormick’s Employment Agreement with the Company, dated July 1, 2009, and provides that Mr. McCormick’s annual base salary shall be $250,000 until June 30, 2010 and $200,000 thereafter, subject to increase from time to time in the discretion of the Board of Directors.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     On May 17, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 46,678,866 shares of the Company’s common stock were entitled to vote as of April 9, 2010, the record date for the Annual Meeting, of which 43,581,030 were present in person or by proxy at the Annual Meeting.
     Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of five directors, each to serve for a term of one year expiring upon the 2011 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, and (ii) the ratification of the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
     Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.
     Proposal No. 1
     The stockholders elected the five nominees listed below for a term of one year expiring upon the 2011 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Raymond W. Cohen	14,410,191	323,782	28,899,981
Paul J. McCormick	14,313,006	420,967	28,899,981
Ann T. Sabahat	13,933,976	799,997	28,899,981
Marvin J. Slepian, M.D.	14,221,197	512,776	28,899,981
Gregory D. Waller	14,406,625	327,348	28,899,981

     Proposal No. 2
     The stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of KMJ Corbin & Company LLP	41,314,829	545,356	1,773,769	0

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Agreement between Cardiogenesis Corporation and Paul McCormick, dated as of May 17, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION
May 19, 2010	By:	/s/ William Abbott
William Abbott
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Employment Agreement between Cardiogenesis Corporation and Paul McCormick, dated as of May 17, 2010.